UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 25, 2019

INSMED INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Virginia	000-30739	54-1972729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Finderne Avenue, Building 10

Bridgewater, New Jersey 08807

(Address of Principal Executive Offices, and Zip Code)

(908) 977-9900

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	INSM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 — Other Events.

As previously announced, Insmed Incorporated (the “Company”) and William H. Lewis, Chairman and Chief Executive Officer of the Company (the “Selling Shareholder”), entered into an Underwriting Agreement, dated May 21, 2019 (the “Underwriting Agreement”), with Morgan Stanley & Co. LLC, SVB Leerink LLC and Goldman Sachs & Co. LLC, as managers of the underwriters named in Schedule I thereto (the “Underwriters”), pursuant to which, subject to satisfaction of the conditions set forth therein, (1) the Company agreed to sell to the Underwriters, and the Underwriters agreed to purchase from the Company, 9,615,385 shares (the “Company Firm Shares”) of common stock, par value $0.01 per share, of the Company (the “Common Stock”), and (2) the Company granted the Underwriters an option to purchase up to an additional 1,042,307 shares of Common Stock (the “Additional Company Shares”) and the Selling Shareholder granted the Underwriters an option to purchase up to 400,000 shares of Common Stock (the “Selling Shareholder Shares,” together with the Additional Company Shares, the “Additional Shares”).  The Underwriters’ options to purchase Additional Shares were exercisable within 30 days after May 21, 2019.

The offering of the Company Firm Shares pursuant to the Underwriting Agreement closed on May 24, 2019.  On June 20, 2019, the Underwriters exercised their options to purchase all of the Additional Shares. The net proceeds to the Company from the sale of the Additional Company Shares, after deducting underwriting discounts and commissions but before expenses, are expected to be approximately $25.6 million.  The Company will not receive any proceeds from the sale of the Selling Shareholder Shares.

The legal opinion of Hunton Andrews Kurth LLP relating to the Additional Shares being offered is filed herewith as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

5.1	Opinion of Hunton Andrews Kurth LLP.

23.1	Consent of Hunton Andrews Kurth LLP (included in Exhibit 5.1).

EXHIBIT INDEX

Exhibit	Description

5.1	Opinion of Hunton Andrews Kurth LLP.

23.1	Consent of Hunton Andrews Kurth LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 25, 2019	INSMED INCORPORATED

	By:	/s/ Christine Pellizzari
	Name:	Christine Pellizzari
	Title:	Chief Legal Officer